UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 17, 2019
HENNESSY ADVISORS, INC.
(Exact name of registrant as specified in its charter)
California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code:                   (415) 899-1555
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company                   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HNNA	The NASDAQ Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On July 17, 2019, Hennessy Advisors, Inc. (the “Company”) entered into a Sixth Amendment to Term Loan Agreement (the “Amendment”), by and between the Company and U.S. Bank National Association, as administrative agent and as lender, that amended the Term Loan Agreement, dated as of September 17, 2015 (the “Loan Agreement”), as previously amended by the First Amendment to Term Loan Agreement, dated as of September 19, 2016 (the “First Amendment”), the Second Amendment to Term Loan Agreement, dated as of November 16, 2017 (the “Second Amendment”), the Third Amendment to Term Loan Agreement, dated as of November 30, 2017 (the “Third Amendment”), the Fourth Amendment to Term Loan Agreement, dated as of September 20, 2018 (the “Fourth Amendment”), and the Fifth Amendment to Term Loan Agreement, dated as of May 9, 2019 (the “Fifth Amendment”).
The Amendment increased the number of shares of its common stock that the Company may repurchase from 1,000,000 to 1,500,000 to account for a three-for-two stock split of the Company’s common stock that occurred in March 2017.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 99.1 and incorporated herein by reference. A complete copy of the Loan Agreement is incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2015. Complete copies of the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, and Fifth Amendment are incorporated by reference herein from Exhibit 99.1 to each of the Company’s Current Reports on Form 8-K filed with the SEC on September 23, 2016, November 20, 2017, December 4, 2017, September 21, 2018, and May 9, 2019, respectively.

Item 9.01. Financial Statements and Exhibits
The exhibit listed in the exhibit index below is filed under Item 1.01 of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit	Description
99.1	Sixth Amendment to Term Loan Agreement, by and between Hennessy Advisors, Inc. and U.S. Bank National Association, dated July 17, 2019.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      HENNESSY ADVISORS, INC.

July 19, 2019 By: /s/ Teresa M. Nilsen
                      Teresa M. Nilsen
                      President